                               AMENDMENT NO. 10 TO
                           LOAN AND SECURITY AGREEMENT



          AMENDMENT NO. 10, dated as of August 31, 1995 (this "AMENDMENT") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8 and 9 (collectively, the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS") and NATWEST USA CREDIT CORP., as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

          WHEREAS, the Borrowers have requested that the Agent and the Lenders:
(1) agree to amend the definition of "Consolidated Adjusted Net Worth" as set forth in the Loan Agreement in order to "add back" the charge recognized by the Borrowers in the Borrowers' second quarter of fiscal year 1996 arising from the closing of the "Harts" stores of the Borrowers; (2) agree to amend the Loan Agreement to permit Penn Traffic to repurchase up to $10,000,000 of its common stock; (3) agree to amend the Consolidated EBDAIT covenant set forth in Section
10.20 of the Loan Agreement; and (4) make certain other amendments to the Loan Agreement.

          WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

               (i) (a) the definition of "CAPITAL EXPENDITURES" in Section 1 of the Loan Agreement is hereby amended by adding the following sentence thereto at the end of such definition: "Capital Expenditures shall specifically include any consideration paid by Penn Traffic or any other Borrower in connection with a redemption or repurchase of Penn Traffic's capital stock as permitted under Section 10.6 of this Agreement and such consideration shall constitute Cash Capital Expenditures for the purposes of this Agreement.".

                    (b)  The definition of "CONSOLIDATED ADJUSTED NET WORTH" in
          Section 1 of the Loan Agreement is hereby amended (x) by deleting the text of clause (c)(ii) thereof in its entirety and by substituting, in lieu thereof, the words "arising from any cumulative adjustment to net income resulting from a change after March 5, 1993 in income tax rates as required by Statement of Financial Accounting Standards No. 109" and (y) by adding the following clause (i) thereto immediately after the end of clause (h) thereof: "; PLUS (i) the amount by which (x) the charge recognized by the PT Stores Group in the second quarter of fiscal year 1996 arising from the discontinuation of the "Hart's" operations of the PT Stores Group (such charge not to exceed $55,000,000) exceeds (y) the amount of all tax benefits accruing or to be accruing to the PT Stores Group as a result of such charge"; and

               (ii) Section 2.2(a) of the Loan Agreement is hereby amended by deleting the words "Each Borrowing shall be in the principal amount of not less than $100,000 (or the unused balance of such Borrower's Borrowing Capacity, if less)." and by substituting, in lieu thereof, the words "Each Borrowing of Prime-Based Revolving Loans shall be in the principal amount of not less than $100,000 (or the unused balance of such Borrower's Borrowing Capacity, if less) and each Borrowing of Eurodollar Revolving Loans shall be in the principal amount of not less than $5,000,000."

               (iii) Section 2.8(c) of the Loan Agreement is hereby amended by deleting the words "four Interest Periods" therein and by substituting, in lieu thereof, the words "six Interest Periods".

               (iv) Section 10.6 of the Loan Agreement is hereby amended by adding the following sentence to the end thereof: "In addition, if no Event or Event of Default has occurred and is continuing, Penn Traffic may repurchase its capital stock on the open market for a fair market value; PROVIDED, HOWEVER, that the aggregate purchase price for all such repurchases during the term of this Agreement shall not exceed $10,000,000; and PROVIDED, FURTHER, that Penn Traffic shall give the Agent written notice within one (1) Business Day of any such repurchase if the purchase price for such repurchase plus the aggregate purchase price for all prior repurchases of the capital stock of

          Penn Traffic not previously reported shall exceed an aggregate of $1,000,000; and PROVIDED, FURTHER, that no such repurchase may be made in the event that such repurchase would not be permitted under the indentures and other agreements executed in connection with the Senior Notes and the Subordinated Notes."

               (v) Section 10.20 of the Loan Agreement is hereby amended by (x) deleting the reference to "January 31, 1993" therein and by substituting a reference to "January 29, 1995" therefor and
          (y) deleting the table contained therein and substituting the following in lieu thereof:

                                                  Cumulative
               "Fiscal Year                    Consolidated EBDAIT
                -----------                    -------------------

                 1996                           $  230,000,000
                 1997                              465,000,000
                 1998                              710,000,000
                 1999                              975,000,000
                 2000                            1,250,000,000"

          2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

               (a) It has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

               (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.


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

               (c) The Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

          3. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

          4. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          5. EFFECTIVE DATE. This Agreement shall become effective upon compliance with the conditions set forth immediately below:

               (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

               (ii) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a statement that the Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

               (iii) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent or any Lender shall reasonably request.

               (iv) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

          6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.


          7. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                   BORROWERS:

                                   THE PENN TRAFFIC COMPANY



                                   By: /s/ Martin A. Fox
                                      _____________________
                                      Title:


                                   DAIRY DELL



                                   By: /s/ Martin A. Fox
                                      _____________________
                                      Title


                                   BIG M SUPERMARKETS, INC.



                                   By: /s/ Martin A. Fox
                                      _____________________
                                      Title

                                             PENNY CURTISS BAKING
                                               COMPANY, INC.



                                             By: /s/ Martin A. Fox
                                                 _____________________
                                                 Title


                                             LENDERS:

Commitment:  $35,000,000                     NATWEST USA CREDIT CORP.
Pro-Rata Share:  14%
Lending Office:
     175 Water Street
     New York, New York  10038               By: /s/ George N. Triebenbacher
                                                _____________________________
                                                Title: Vice President



Commitment:  $20,000,000                     NATIONAL BANK OF CANADA
Pro-Rata Share:  8%
Lending Office:
     Main Place Tower                        By: /s/ Michael S. Woodard
     Suite 2540                                  ________________________
     350 Main Street                            Title: Assistant Vice President
     Buffalo, New York  14202
                                             By: /s/
                                                _____________________
                                                Title



Commitment:  $20,000,000                     FUJI BANK, LTD.
Pro-Rata Share:  8%
Lending Office:
     Two World Trade Center
     79th Fl.                                By: /s/
     New York, New York  10048                  _____________________
                                                Title:


Commitment:  $30,000,000                     SANWA BUSINESS CREDIT
Pro-Rata Share:  12%                           CORPORATION
Lending Office:
     One South Wacker Drive
     Suite 2800
     Chicago, IL  60606                      By: /s/ Lawrence J. Placek
                                                _______________________
                                                Title: Vice President

Commitment:  $30,000,000                     BANKAMERICA
Pro-Rata Share:  12%                           BUSINESS CREDIT, INC.
Lending Office:
     40 East 52nd Street
     Second Fl.
     New York, New York  10022               By: /s/ Louis Alexander
                                                ____________________
                                                Title: Senior Account Executive




Commitment:  $25,000,000                     HELLER FINANCIAL, INC.
Pro-Rata Share:  10%
Lending Office:
     101 Park Avenue, 12th Fl.
     New York, New York  10178               By: /s/ Thomas W. Bukowski
                                                _______________________
                                                Title: Vice President


Commitment:  $10,000,000                     IBJ SCHRODER
Pro-Rata Share:  4%                          BANK & TRUST COMPANY
Lending Office:
     One State Street
     9th Fl.
     New York, New York  10004               By: /s/ J. Christopher Mangin
                                                __________________________
                                                Title: Vice President


Commitment:  $10,000,000                     MIDLANTIC BANK N.A. (formerly
Pro-Rata Share:  4%                            known as Midlantic National
Lending Office:                              Bank)
     499 Thornalle Street
     9th Fl.
     Edison, New Jersey  08837               By: /s/ Michael A. Richards
                                                ________________________
                                                Title: Assistant Vice President


Commitment:  $30,000,000                     MITSUBISHI TRUST AND
Pro-Rata Share:  12%                           BANKING CORPORATION
Lending Office:
     520 Madison Avenue
     25th Fl.                                By: /s/ Patricia Loret de Mola
     New York, NY  10022                        ___________________________
                                                Title: Senior Vice President

Commitment:  $15,000,000                     INDUSTRIAL BANK OF JAPAN,
Pro-Rata Share:  6%                            LIMITED, New York Branch
Lending Office:
     One State Street
     9th Fl.
     New York, New York 10004                By: /s/ J. Oda
                                                _____________________
                                                Title: Senior Vice President
                                                      & Senior Manager



Commitment:  $25,000,000                     COMPAGNIE FINANCIERE DE CIC ET
Pro-Rata Share:  10%                           DE L'UNION EUROPEENNE
Lending Office:
520 Madison Avenue
37th Floor                                   By: /s/ Brian O'Leary
New York, New York  10022                       __________________________
                                                Title: Vice President


                                             By: /s/ Sean Mounier
                                                _____________________
                                                Title: First Vice President


                                             AGENT

                                             NATWEST USA CREDIT CORP.,
                                               As Agent


                                             By: /s/ George N. Triebenbacher
                                                _____________________
                                                Title


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